UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA CRESCENT FUND
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2012

Item 1. Report to Stockholders.

Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA Crescent Fund

December 31, 2012

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

Overview

FPA Crescent returned 10.33% in 2012, compared to the S&P 500's 16.00%. Our concerns — telegraphed last year in similar letters — largely materialized, so we maintained our conservative investment posture in 2012. The U.S. economy grew anemically and our national debt hit highs. On average, consensus estimates for U.S. corporate earnings disappointed. In fact, 2012's Q3 earnings were lower than those in Q3 2011. Worrywarts by nature, we continue to seek to deliver equity returns while trying to avoid permanent losses of capital. Our invested exposure marginally outperformed the broad indices, but not to the extent that we would prefer. We invest more aggressively when industry groups and asset classes are falling from favor, as well as in periods of general market volatility (downside). Historically, our strongest absolute and risk-adjusted returns stem from those periods.

The fourth quarter's winners and losers are as follows:

2012 Q4 Winners & Losers

Winners	Losers
Lowe's	Microsoft
Aon	Occidental Petroleum
Orkla	ATP Oil & Gas

Clearly, 2012 was the year that wasn't as far as stress and distress was concerned, and a conservative strategy didn't pay as well as a more aggressive approach. Publicly traded securities were neither particularly cheap nor expensive at the beginning of 2012 and we feel the same way now, and there's an ongoing risk of a rush to the exit once it's decided that the easy money policy should end. Central banks kept a heavy hand on the rudder of the economy, which surely led to Fed Chairman Ben Bernanke and European Central Bank (ECB) Chairman Mario Draghi receiving more thank you notes than Santa Claus this holiday season. The Federal Reserve is forcing people into risk assets. You can own a one-year Treasury Bill and receive 0.12%, or you can assume more interest rate risk and own a 10-year Treasury Note and collect all of 1.73% a year1. If that's all you're going to get for braving the risk of a rate rise, investors are increasingly asking themselves, 'Why not just own stocks, or other risk assets?"

Sometimes, in the quest for return, risk can be conveniently redefined, if not wholly ignored. We have recently seen investors (both institutional and individual), rationalizing the assumption of more risk. Pension & Investments recently reported that, "Institutional investors are turning to riskier assets to improve performance in the persistent low-yield environment, but they are doing so without dramatically increasing the risk level of their overall portfolios." 2 We hope they're right.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 27 and 30. The Prospectus details the Fund's objective and policies,

1  As of January 15, 2013.

2  Drew Carter, "Risky Assets Don't Equal Riskier Portfolio," Pension & Investments, November 12, 2012.

Artificial and unsustainably low cost of capital perverts capital allocation decisions. Fear of not having enough income pushes the elderly to own more equities or riskier bonds. Companies will find that they can invest capital that wouldn't otherwise meet their return-on-capital hurdles (ROC). In general, investors are more able/willing to assume greater risk, and they sometimes forsake liquidity in the process, even though they might have near-term needs for that capital. It's easier to spend capital when it's sitting on your balance sheet, earning essentially nothing. And companies that should die are kept alive by an endless supply of cheap money. We feel like we've fallen down the rabbit hole. Traditional investment decision-making processes have been hijacked by zero-interest-rate-policy (ZIRP).

As we learned from Japan, low interest rates are not a panacea. Japanese interest rates have been close to zero percent since 2000, but Japan has had negligible real GDP growth in the last two decades, persistent deflationary pressures and budget deficits that have, as a result, left the country with a debt-to-GDP ratio of 250%, and its benchmark Nikkei stock index3 more than 70% off its peak. Clearly, low interest rates don't always have the economic impact one would hope. We can't help but wonder what our own consequences will be from the Fed's actions. We have spoken of potential economic ramifications in past commentaries, so we won't repeat them here, but we have little ability to handicap how things will unfold.4

We also have no idea how the securities markets and economy will perform, particularly over the short-term. We are in the business of investing when there's opportunity — our definition, not someone else's. Should stocks continue to grind upward over the next few years, we believe you may be better off having more exposure to other, less conservatively postured funds. Are we wrong? Time will tell. Our definition of right and wrong may be skewed because we never worry about our performance lagging over the short-term, and we don't always consider losing money a mistake. The question that guides us, is, 'what kind of risk should we assume for the potential of an always uncertain reward?'

Economy

We are generally more concerned about what people aren't discussing, rather than what's in the headlines. Fear of falling off the Fiscal Cliff occupied most people at the end of 2012, stoked by the count-down clocks on certain television networks. We always believed there would be some ineffectual short-term "solution" that would raise revenues (i.e., taxes), but avoid the politically charged (but necessary) spending cuts.

It wouldn't pass muster if the Smith family spent $145,000, but had only $100,000 in annual household income, so why is that kind of budgeting acceptable for the U.S. Government? What if the $45,000 deficit brought the Smith family's household debt up to $664,000 — 6.6x their annual income — the same debt ratio as the U.S. Government? You'd hope that the Smiths would cut their spending. But if instead they mirrored the actions by the U.S. Government in the recent Fiscal Cliff negotiations, then the Smiths would have reduced their outlays by a mere $1,559. A lender would not have allowed the Smiths to have gotten themselves into such financial straits, but the magic of paper money allows our nation's leaders to flout prudence and common sense.

3  Nikkei index is an index of 225 leading stocks traded on the Tokyo Stock Exchange.

4  fpafunds.com/docs/quarterly-commentaries-crescent-fund/crescent-2012-q2-finalF698E2B766A2.pdf?sfvrsn=6

Source: FPA, Office of Management and Budget.

Officials in developed countries continue to administer economic medicine with an eye to palliative rather than curative care. By keeping interest rates low and monetizing the debt, Congress can postpone hard decisions. Congress recently approved tax increases without much in the way of spending cuts. The focus on avoiding pain and suffering at the expense of healing will only cause greater problems later. Misplaced faith in the "expert" guidance of the academic elite leads us down a path where sovereign borrowings balloon, and fiat money papers over temporary problems, ensuring that they become permanent instead. (See our recent piece titled Blind Faith available on our website.5) Economists are faced with a prisoner's dilemma. A country can't save its way to prosperity via austerity, nor can it spend its way to prosperity via debt accumulation. Certain decisions can allow economies to feel superficially good — but like any Faustian bargain, a price will ultimately be paid. For example, just one of the many dangers of continuous Quantitative Easing (QE) is demand impairment, which limits a company's ability to raise prices to cover cost increases. The late economist Ludwig von Mises said this about the challenges of understanding the longstanding ramifications of economic decisions: "No very deep knowledge of economics is usually needed for grasping the immediate effects of a measure; but the task of economics is to foretell the remoter effects, and so to allow us to avoid such acts as [an] attempt to remedy a present ill by sowing the seeds of a much greater ill for the future."6

Here's an example of feeling superficially good. In 2012, 2.4 million more people gained employment, causing the ranks of the unemployed to decline by 843,000, and the unemployment rate to drop to 7.8%, its lowest level since the recession.

Source: Bureau of Labor Statistics

5  fpafunds.com/docs/special-commentaries/blind-faith---final-10-31-12.pdf?sfvrsn=2

6  William White, "Ultra Easy Monetary Policy and the Law of Unintended Consequences," published by the Federal Reserve Bank of Dallas, August 24, 2012. Ludwig von Mises citation on page 2.

The optics look good until one cleans off the lens, but this is actually the worst economic recovery since the Depression. In fact, 2.2 million people have exited the labor force in the last year and an additional 397,000 are currently seeking a job.7 Those who are working average just 34.5 hours a week, less than the pre-2008 average of 39.2 hours per week. Finally, we also still have 8 million people who are employed only part-time for economic reasons.

Source: Bureau of Labor Statistics

And in 2012, the Supplemental Nutritional Assistance Program (SNAP) had almost as many new participants as there were jobs created. Against the backdrop of 2.4 million additional jobs, the number of people on food stamps rose by 1.9 million to a total of 47 million people, or 15% of the population.

Source: Bureau of Labor Statistics

Central banks maintain the view that by keeping yields low, asset prices will expand, creating wealth and igniting animal spirits. But that pushes us back to trickle-down economics. Because the average person doesn't have much of an investment portfolio, it's no wonder we haven't seen the GDP boost the Fed hoped for.

The Economist offered an especially succinct commentary on the ECB's aggressive and potentially destructive easy monetary policy, and we quote the headline here because it could easily be applied to similar policies in the U.S. and Japan: "The ECB and OMT: OTT, OMG or WTF?"8 One shouldn't entirely fault the Federal Reserve for reckless policy, however. If our elected officials had taken the running room the Fed provided at the outset and affected genuine change, then we'd have sustained real growth at this point. Fed action did help our economy avoid a depression, and it set the stage for Congress to act. Unfortunately, continued Fed action affords elected officials the luxury of avoiding the necessary, painful action. And, one cannot assign all the blame to Washington D.C. — most of the rest of the nation also wants someone else to pay for the shortfalls.

7  U.S. Bureau of Labor Statistics (BLS).

8  Buttonwood's Notebook, "The ECB and OMT: OTT, OMG or WTF?" The Economist, Sept. 7, 2012. Acronym translation: ECB (European Central Bank), OMT (outright monetary transactions programme), OTT (over the top), OMG (oh my God), and WTF (what the f***?).

Our financial ecosystem has become impossibly complex, but somehow people have faith that the economy can be guided remotely, like a drone piloted by a skilled armchair captain far from the field of battle. We know that we can't determine the outcome, let alone predict the timing. And, for that matter, I would argue that whatever expert(s) gets both right will be vastly outnumbered by those who are wrong. We wait for the end of QE with trepidation because we fear the unarticulated exit strategy. When interest rates do start to tick up (which could be a while based on Fed statements), interest on the national debt would soar if the Fed unloaded treasuries. Likewise, mortgage rates would climb if the Fed unloaded agencies at a time interest rates were creeping up. Dallas Fed President Richard Fisher told CNBC that he's worried the U.S. Central Bank is in a "Hotel California" type of monetary policy because of its "engorged balance sheet."9 Evoking lyrics from the famous song by The Eagles, Fisher said he feared the Fed would be able to "check out anytime you like, but never leave."10

We'll end the economic discussion on an upbeat note; otherwise it would be hard to justify our 61% exposure to stocks. U.S. housing is in a recovery that we expect to be sustainable...Auto sales continue to rebound, helped by the oldest fleet in U.S. history (at ~11 years). And although the consumer is still leveraged, he has paid down some debt. Consumer Debt as a % of Disposable Income has declined from 129% in 2007 to 107% in the third quarter of last year, but it's still well above 95% seen in 2000.11

Investments

The following chart12 shows valuations above average but not wildly extended. As long as interest rates remain low and companies meet their earnings expectations, the stock market should be fine. However, we've shared our skepticism as to the sustainability of low interest rates, and we believe earnings growth will be anemic when compared to the past. Looking back to the 1970s, the price/earnings ratio13 (P/E) is about 10% above average, after having increased from 19.9x to 21.1x last year.14

9  globaleconomicanalysis.blogspot.com/2012/12/dallas-fed-richard-fisher-fed-risks.html

10  Mike Shedlock, "Dallas Fed Richard Fisher: Fed Risks 'Hotel California' Monetary Policy," Mish's Global Economic Trend Analysis, Dec. 14, 2012.

11  Federal Reserve Bank, Richmond.

12  The Shiller P/E is a valuation ratio of a company's current share price compared to its per-share earnings that is calculated by Shiller, Robert J. Online Data Robert Shiller.

13  Price to Earnings Ratio (P/E) is a valuation ratio of a company's current share price compared to its per-share earnings.

14  We prefer to look at the P/E smoothed over time by virtue of using 10-year average earnings in the denominator.

Historic P/E ~ 10-Year Average Earnings

Source: Shiller, Robert J. Online Data Robert Shiller and Bloomberg. Data as of December 26, 2012.

It's harder to develop a sanguine view when looking at the bond market. Government bond yields are at all-time lows, and so are the yields on the high-grade and high-yield corporate bond indices, as evidenced in the following chart.15

Bond Yields: Government & Corporate High Grade & High Yield

15  The Barclays Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of equal to or greater than 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. The Barclays Intermediate US Corporate Index tracks the intermediate term (1-10 years) sector of the United States corporate bond market. Barclays U.S Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

We wrote in our 3rd quarter commentary that we had reduced our Wal-Mart exposure. For similar valuation reasons, we have reduced our holdings in a host of other larger cap, quality companies. We also reduced our exposure to energy companies. Although our exposure to the energy sector had shrunk from 20.0% in 2008 to 9.3% at the end of 2011, we still expected these investments to share in the upside of an improving global economy. That has not proven to be the case, largely due to poor capital allocation decisions in the industry, new technologies that have increased both the accessibility and availability of oil and gas supplies, and the higher cost of those new technologies. The investments became too much of a call on the commodity, and less of a call on the business franchise. We ended the year with 6.2% invested in the energy sector, and we have redeployed that capital in businesses we believe have better organic growth prospects and management teams that make better capital allocation decisions.

Lower growth rates in the U.S. continue to drive us overseas and into investments that have some combination of better growth rates and cheaper valuations.

Groupe Bruxelles Lambert

Groupe Bruxelles Lambert (GBL) is a Belgian holding company run by Albert Frere, a man widely referred to as the 'Warren Buffett of Europe.' The company owns significant stakes in a variety of established companies including Total (energy), Lafarge (cement), Pernod (alcoholic spirits), and GDF Suez (utility). Though the various underlying companies all have leverage of varying degrees, the holding company is essentially debt free, allowing for a simple sum of the parts evaluation.

Our attraction to GBL was not just the 25-30% discount to NAV at which the shares have traded, but also that the various parts of the company were generally out of favor and relatively inexpensive at low double digit earnings multiples. By purchasing a collection of inexpensive companies via a holding company trading at less than NAV, we viewed ourselves as effectively taking advantage of a double discount.

We put GBL in the category we term 'infinite duration bonds16." We naturally recognize that this is an equity, but unlike a bond it should have a rising coupon. Assuming dividends were reinvested in the security, GBL's USD-based returns over the past decade have been in excess of 10%, which beats the roughly 7.4% U.S. dollar-based compounded return for the Euro Stoxx 50, a collection of leading Blue-chip companies based in the Eurozone.17 Moreover, given that Belgium-based holding companies are not subject to capital gains taxes on the sale of assets, we would argue that the GBL discount is perhaps less justified than that applied to holding companies domiciled in jurisdictions with less favorable tax policies. While we see no catalyst for narrowing the gap between GBL's market valuation and NAV, our purchase price was accompanied by a dividend yield of roughly 4.5%.

Orkla ASA

Norway-based Orkla has all the characteristics of a classic Contrarian special situation with a catalyst. At the time of our purchase, the company was viewed as an unwieldy conglomerate with activities in branded consumer goods (think a Scandinavia-focused Unilever), hydro power, aluminum industrial products (SAPA), specialty chemicals (Borregaard), solar (REC), and a significant minority interest in a privately-held paints and coatings business (Jotun). As if the aforementioned smorgasbord of activities was not sufficiently complex to discourage analysis, Orkla also had a portfolio of publicly traded securities and a collection of Scandinavian real estate investments.

16  Infinite duration bonds refer to bonds that we think will continue to offer a favorable risk/reward relationship.

17  Bloomberg.

Our interest in the name was piqued by a publicly announced plan to reduce the 'diworsification'18 activities and refocus primarily on the branded consumer goods business. Despite being buried in what had been widely regarded as a poorly run conglomerate, the branded goods businesses has a history of maintaining long-standing, best-in-class brands and has shown that it can develop successful new products. Although Orkla lacks global brands, about 80% of sales are in the Nordic region, roughly 80% of sales come from products with #1 market positions, and about 70% of sales come from its ten largest product categories.

The catalyst for change in Orkla's capital allocation strategy stems from action taken by the Chairman of the Board, Erik Stein Hagen, a Norwegian billionaire who made his fortune in the grocery business (which was, coincidentally, a big buyer of Orkla branded goods products). Mr. Hagen owns about 25% of Orkla, and since it accounts for a meaningful portion of his net worth, he has a vested interest in the success of the firm.

Mr. Hagen's early restructuring moves included the appointment of a new CEO whose mandate is to improve the overall profitability of the branded goods segment. As of late, the business has exhibited the ability to earn EBITA19 margins of 10% to 12%, with capital turnover of 1.5x to 1.8x, resulting in pre-tax returns on capital employed of 16% to 21%20. While these metrics are above that of the average public company, management will be the first to tell you that Orkla is nonetheless performing below its global peers. Based on our discussions with industry analysts, competitors, and third-party advisors, we believe the refocused company has room to improve both operating margins and return on capital through various self-help initiatives, some of which have already been implemented.

We began purchasing Orkla in November 2011 on the belief that, net of conservative valuations for non-core businesses, we were purchasing the branded goods business at roughly 10-11x after-tax earnings, assuming no improvement in profitability. We viewed this price as offering a margin of safety21 in combination with optionality on improvement in the core business, accretive mergers & acquisitions, and an economic recovery that would allow a realization of non-core businesses in excess of our ascribed value. While the story has not yet completely played out, thus far, the plot is unfolding as we had hoped. Though the valuation is no longer as compelling as it was at our time of purchase, the current price remains sufficiently reasonable that we intend to stick around for the second half of the show.

While we wish there was more to be excited about in the portfolio today, we don't just sit and wile away our time waiting for the door of opportunity to reopen. We spend our days (and many nights) researching businesses we'd like to own. We can't tell you when that door will open, but it always does, which saves us from dislocating our shoulder (and the value of the capital entrusted to us) in a futile attempt to knock the door down.

18  A term that was coined by legendary investor Peter Lynch in his book, "One Up Wall Street," where he suggested that a business that diversifies too widely, risks destroying their original business, because management time, energy and resources are diverted from the original investment.

19  EBITA is a corporation's profit for a particular period before taking into account interest payments on debt, tax, and amounts for depreciation and amortization of assets.

20  www.orkla.com

21  Buying with a "margin of safety," a phrase popularized by Benjamin Graham and Warren Buffet, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

High Yield /Distressed

The quest for income in a low yield environment drove high yield up 15.59% in 2012.22 If we could repeat the year, we would make the same decision to maintain little exposure to the asset class. Available yields in 2011 were too low to justify the risk inherent in owning high yield bonds, but it's worse now. The chart below makes high yield bonds look reasonable relative to U.S. Treasury yields, with spreads around their historic average.23

Bank of America Merrill Lynch High Yield Index (YTM) vs.
Average of 5 & 10 Year U.S. Treasury Yields

Source: Bloomberg.

But a reasonable spread is only good enough if you have an acceptable starting yield, and therein lies one of our issues with the high yield market. With 10-year treasuries yielding an artificially and unsustainably low 1.9%, the high yield bondholder, on average, receives just a 6.7% yield-to-maturity.24 In our opinion, this fails to justify the interest rate and credit risk assumed, particularly in light of the weak covenants embedded in many of these issues.

Inappropriate assumption of risk is a hallmark of investing. It feeds both bull and bear markets. Usually one thinks of investor fear driving asset sales, but there's also the fear of not making enough that causes people to pile into investments. For example, investors have been aggressively buying corporate bonds now because they need the return that their money market funds or conservative bond portfolios can't offer them. This leads

22  Source: Morningstar. BofA Merrill Lynch US High Yield Master II Index.

23  Data as of December 31, 2012. BofA Merrill Lynch US High Yield Master II Index value, which tracks the performance of US dollar denominated below investment grade rated corporate debt publically issued in the US domestic market. To qualify for inclusion in the index, securities must have a below investment grade rating (based on an average of Moody's, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody's, S&P, and Fitch foreign currency long term sovereign debt ratings). The Yield to maturity (YTM) of a bond or other fixed-interest security, such as gilts, is the internal rate of return (IRR, overall interest rate) earned by an investor who buys the bond today at the market price, assuming that the bond will be held until maturity, and that all coupon and principal payments will be made on schedule.

24  BofA Merrill Lynch US High Yield Master Index II, as of December 31, 2012.

to a perfect environment for sellers of debt (i.e., borrowers), and sell they have. As the table below reflects, $780 billion of high-yield debt has been issued in the last three years, and that doesn't include the billions of dollars issued in the levered loan market. That is more than any other period in history. The average over the last three years is about equal to the combined totals for 2006 and 2007, the years preceding the 2008 meltdown.

High Yield New Issues
1962 - 2012

Source: Barclays Capital. As of December 31, 2012.Unit of measure is in billions. Ba, B, Caa signify Moody's ratings.

It's so easy for corporate borrowers that companies and Leveraged Buyout (LBO) firms are falling all over each other, borrowing to refinance, to recapitalize, or to make acquisitions. We look forward to a time when buyers are more circumspect, and prices of existing issues decline. I'm confident that, in the future, we'll own distressed bonds that were born during this binge.

Capacity Discussion

Given the Fund's asset growth since our October 2008 reopening, we thought we should spend some time discussing the capacity of the FPA Crescent Fund. We closed FPA Crescent to new capital in February 2005. At the time, we told investors that we would consider reopening when two things occurred: An expansion of the team and its capabilities, and identifiable investment opportunities. Over the next few years, we added analysts with strong and, just as important, broad capabilities. We reopened the Fund in the face of declining securities markets and a rapidly deteriorating global economy–a ripe environment for deploying capital. Since reopening, we have continually evaluated closing the fund to new investors. We have remained open so far because we believe the Fund's size and asset flows have not materially impacted our ability to achieve the Fund's goals.

Capability: The team now stands at nine dedicated analysts (including our three-person investment committee), up from just two when we closed in 2005. The larger team gives us the luxury of retaining in-house knowledge in a variety of disciplines. The deeper bench has expanded our opportunity set, allowing us to maintain our high standards of research analysis for each and every investment, whether it be restructurings, activist roles, distressed corporate debt, discounted mortgage whole loans, international equities, specific industries, or unique asset classes. The successful implementation of our rigorous research process amongst all of our team members, gives me confidence that we have the capabilities and capacity to manage the increased asset base. In fact, we recently began interviewing to add a new member to the team, and though we are early in the interview process, we have been delighted thus far by the quality of the candidates.

Opportunity: When thinking about closing, we also think about the investing environment —both the current opportunity set and our expectations for future opportunities. Currently, we find limited prospects. However, we believe the future opportunity set will be substantial. As we have oft discussed, we are managing capital in the face of Central Bankers' "grand experiment" that we do not believe will end well, fomenting volatility and creating opportunity. We continue to maintain a more defensive posture until the fallout. Though underperformance might be the price we pay in the interim should the market continue to rise, we believe in focusing on the preservation of capital before considering the return on it. The imbalances that we see, coupled with the current positioning of our Fund, give us confidence that over the long term, we will be able to invest our increased asset base in compelling absolute value opportunities.

Fund flows: We are sensitive to the negative impact that substantial asset flows (in or out) can have on the management and performance of a portfolio. At present, asset flows are not material relative to the size of the Fund, so we believe that the portfolio is not harmed. However, while members of the Investment Committee will continue to be available to existing clients, we have restricted discussions with new relationships so that our attention can be on investment management rather than asset gathering.

For now, we are satisfied with the team's capabilities, the Fund's positioning, and the impact of asset flows. As fellow shareholders, should anything cause us to doubt the likelihood of meeting our stated objectives we will close the Fund as we did before, and/or return capital to our shareholders.

Conclusion

Our success, such as it may be, is dictated primarily by two factors: 1) A rigorous and replicable process by which we analyze businesses and assets that offer what we believe are superior prospective returns as well as the safety cushion of a discounted price; and 2) Patience. Our willingness to wait for opportunity — and when found, to wait for that investment to succeed — means that our trading department sometimes gets a tad bored, and some clients get anxious. We are neither. We occupy ourselves by continuing to learn new businesses that may or may not end up in the portfolio. We know there will be more bad news, and with it more volatility and investment opportunity, but we never know when. That means our results will lag at times, as they have in the past and will in the future. But it also means we will lead at other times, and we've done that in the past and hope to do so in the future. We are in the arbitrage business, but not in the traditional merger-arbitrage sense of the term. We engage in time arbitrage. We tend to buy early, average down, and then wait until our thesis is proven correct, and then we exit. This can happen quickly, or it may take years. While a quick success is easy for investors to digest, one that takes longer can be tough for clients to stomach.

We think in years, not in months or even days, in all aspects of our business and we look for associates who think similarly. In 2012, Crescent added two new members to the team and had one departure. We hire when we believe that an analyst will succeed in our rigorous and disciplined approach. The turnover on our investment team is extraordinarily low, and we owe at least part of that success to a long interview process.

We recently visited the Los Angeles County Museum of Art (LACMA) and were struck by an exhibit that reminded us that support for the stock and corporate bond market can change in an instant. Levitated Mass by artist Michael Heizer is composed of a 456-foot-long slot constructed on LACMA's campus, over which is placed a 340-ton granite megalith. At $10 million, it's pricey (says the Philistine) and not without risk, though the people walking under it may have forgotten — or decided to ignore — the fact that they are doing so in earthquake prone L.A. We'll take the long way around.

Respectfully submitted,

Steven Romick
President
January 22, 2013

Post Script: Benchmark Discussion

Given our go-anywhere mandate, we are frequently asked what benchmark we should be judged against. Consistent with meeting our objective, our goal has always been to provide, over the long-term, an equity-like return with less risk than the stock market. With this in mind, we are announcing two benchmark changes that are a long-time coming and the first since I joined FPA.

We are replacing the Fund's Russell 2500 Index benchmark with the S&P 500 Index since the S&P 500 Index is the most widely recognized equity index.

We are also replacing our secondary benchmark with the Consumer Price Index or CPI. While we attempt to exceed this measure over a full market cycle, we believe a "real" benchmark like CPI is important given our effort to preserve and increase purchasing power over the long term. If some of our concerns about inflation are proven correct, it is likely CPI may outperform the S&P 500 as it has done over numerous other periods historically.

More detailed descriptions of each of the new benchmarks can be found on page 13. Importantly, none of these benchmark changes will affect how we manage the Fund or think about risk.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. S&P 500, Consumer Price Index, Russell 2500, Barclay's Capital Government/Credit Index, and the Balanced Benchmark for the Ten Years Ended December 31, 2012

The Standard & Poors 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Barclay's Capital Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclay's Capital Government/Credit Index, reflecting a neutral mix of approximately 60% stocks and 40% bonds. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 27 and 30. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

December 31, 2012 (Unaudited)

Portfolio Characteristics

	FPA Crescent		S&P 500		Barclays Capital Gov't/Credit
Stocks
Price/Earnings TTM	15.6	x	15.9	x
Price/Earnings 2013 est.	12.4	x	13.2	x
Price/Book	1.5	x	2.1	x
Dividend Yield	1.9%		2.3%
Average Weighted Market Cap (billion)	$59.9		$107.0
Median Market Cap (billion)	$19.4		$12.6
Bonds
Duration (years)	0.5				5.9
Maturity (years)	0.5				8.0
Yield-to-Worst	1.0%				1.5%
Yield-to-Worst (corporate only)	7.9%

Portfolio Analysis

10 Largest Holdings

Aon	3.6%
CVS Caremark	3.3%
Microsoft	3.0%
Covidien	2.8%
Thermo Fisher	2.3%
Cisco	2.2%
Omnicare	2.1%
Oracle	2.0%
Orkla	1.9%
Anheuser-Busch	1.9%
Total	25.1%

Excludes U.S. Gov't Securities

Portfolio Composition

Asset Class
Common Stocks, Long	63.8%
Common Stocks, Short	-2.5%
Other	1.1%
Corporate Fixed Income	2.1%
Corporate Fixed Income, Short	-0.1%
Mortgage Backed	1.4%
Liquidity**	29.1%
Geographic
U.S.	43.5%
Europe	20.5%
Other	1.7%

** Liquidity defined as cash and high quality, liquid, limited term securities - net of shorts and collateral

Performance Statistics

	FPA Crescent	S&P 500	60% R2500/ 40% BCGC
Statistics
Gain in Up Months - Cumulative	391.1%	500.6%	393.5%
Upside Participation		78.1%	99.4%
Loss in Down Months - Cumulative	-180.4%	-323.6%	-214.6%
Downside Participation		55.7%	84.1%
Up Month - Average	2.5%	3.3%	2.5%
Down Month - Average	-2.2%	-3.8%	-2.7%
Delta between Up/Down months	4.8%	7.1%	5.2%
Worst Month	-13.9%	-16.8%	-13.9%
Best Month	12.6%	10.9%	9.3%
Standard Deviation	10.57%	15.25%	11.14%
Sharpe Ratio (using 5% risk-free rate)	0.54	0.20	0.34
Performance
Quarter	1.9%	-0.4%	2.0%
Calendar YTD	10.3%	16.0%	12.7%
1 Year - Trailing	10.3%	16.0%	12.7%
3 Years - Trailing	8.4%	10.9%	11.2%
5 Years - Trailing	5.4%	1.7%	5.8%
10 Years - Trailing	9.2%	7.1%	8.9%
15 Years - Trailing	8.5%	4.5%	7.4%
From Inception[a]	10.7%	8.1%	8.8%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

December 31, 2012 (Unaudited)

HISTORICAL PERFORMANCE

Calendar Year-End	FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
2012	10.3%	12.7%	17.9%	16.0%
2011	3.0%	2.5%	-2.5%	2.1%
2010	12.0%	19.1%	26.7%	15.1%
2009	28.4%	22.5%	34.4%	26.5%
2008	-20.6%	-21.4%	-36.8%	-37.0%
2007	6.8%	3.9%	1.4%	5.5%
2006	12.4%	11.2%	16.2%	15.8%
2005	10.8%	6.0%	8.1%	4.9%
2004	10.2%	12.7%	18.3%	10.9%
2003	26.2%	28.1%	45.5%	28.7%
2002	3.7%	-6.6%	-17.8%	-22.1%
2001	36.1%	4.8%	1.2%	-11.9%
2000	3.6%	7.9%	4.3%	-9.1%
1999	-6.3%	13.3%	24.2%	21.0%
1998	2.8%	4.9%	0.4%	28.6%
1997	22.0%	18.5%	24.4%	33.4%
1996	22.9%	12.6%	19.0%	23.0%
1995	26.0%	26.7%	31.7%	37.6%
1994	4.3%	-2.0%	-1.1%	1.3%
1993[a]	9.6%	8.2%	10.1%	4.4%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. We employ a strategy of selectively investing across a company's capital structure (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, in order to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 11% better than the equity indexes. FPA Crescent has, on average from inception, captured 71% of the upside monthly performance but just 51% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 37% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only two years of negative performance since inception,a the worst a loss of 21%. FPA Crescent's maximum drawdown is 36% better than its benchmarks.

	Crescent	60% R2500/40% BCGC	R2500	S&P 500
Number loss years since inception[a]	2	3	4	4
Maximum Drawdown[b]	-29%	-33%	-53%	-51%

Performance

FPA Crescent has beaten the stock indexes for the inception-to-date time period.a

Conclusion

FPA Crescent has met its objective since inception, having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.a

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized

b Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Distributed by FPA Fund Distributors, Inc., a subsidiary of First Pacific Advisors, LLC.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Capital Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Barclays Capital Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

FPA CRESCENT FUND
MAJOR PORTFOLIO CHANGES

For the Six Months Ended December 31, 2012
(Unaudited)

Shares or Principal Amount
NET PURCHASES
Common Stocks
American International Group, Inc.	1,528,300 shs.
Analog Devices, Inc.	747,000 shs.
The Interpublic Group of Companies	5,110,500 shs.
Microsoft Corporation	2,965,200 shs.
Oracle Corporation	1,365,000 shs.
Convertible Bonds & Debentures
Navistar International Corporation — 3% 2014 (1)	$9,193,000
Non-Convertible Bonds & Debentures
ATP Oil & Gas Corporation — 11.875% 2015	$76,727,000
ATP Oil & Gas Corporation — 14.5% 2014 Term Loan (Floating) (1)	$23,845,000
Limited Partnerships
U.S. Farming Realty Trust II, L.P. (1)	$7,782,827
NET SALES
Common Stocks
AGCO Corporation (2)	945,000 shs.
Apache Corporation (2)	830,000 shs.
CVS Caremark Corporation	690,000 shs.
Ensco plc (ADR)	1,956,600 shs.
Group 1 Automotive, Inc. (2)	426,800 shs.
Lowe's Companies, Inc.	1,325,000 shs.
PetSmart, Inc.	1,161,900 shs.
Vodafone Group plc (ADR) (2)	2,990,000 shs.
Wal-Mart Stores, Inc.	1,480,000 shs.
Western Digital Corporation	1,370,000 shs.
Convertible Bonds & Debentures
iStar Financial Inc. — 0.9606% 2012 (Floating) (2)	$8,911,000
Non-Convertible Bonds & Debentures
American Capital, Ltd — 8.96% 2013 (2)	$46,724,000
Springleaf Financial Services
— 4.875% 2012 (2)	$8,141,000
— 5.375% 2012 (2)	$18,011,000
William Lyon Homes Inc. — 10.25% 2015 (Floating) (2)	$24,594,500

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

December 31, 2012

COMMON STOCKS — LONG	Shares	Fair Value
TECHNOLOGY — 13.0%
Analog Devices, Inc.	3,522,000	$148,135,320
Arris Group, Inc.*	3,447,200	51,501,168
Cisco Systems, Inc.	10,977,200	215,701,980
Google Inc.*	256,000	181,598,720
Hewlett-Packard Company	2,991,800	42,633,150
Microsoft Corporation	11,265,000	301,113,450
Oracle Corporation	5,825,000	194,089,000
Western Digital Corporation	1,850,000	78,606,500
Xerox Corporation	11,380,000	77,611,600
		$1,290,990,888
FINANCIAL SERVICES — 10.7%
Alleghany Corporation	286,200	$95,997,204
American International Group, Inc.*	5,168,300	182,440,990
Aon Corporation (Great Britain)	6,380,300	354,744,680
Bank of America Corporation	3,801,200	44,093,920
The Bank Of New York Mellon Corporation	4,491,400	115,428,980
CIT Group Inc.*	2,745,600	106,089,984
Citigroup Inc.	1,781,300	70,468,228
The Travelers Companies, Inc.	1,261,000	90,565,020
		$1,059,829,006
HEALTH CARE — 9.8%
Covidien plc (Ireland)	4,851,700	$280,137,158
Johnson & Johnson	1,870,000	131,087,000
Omnicare, Inc.	5,846,000	211,040,600
Thermo Fisher Scientific Inc.	3,565,000	227,375,700
WellPoint, Inc.	2,025,000	123,363,000
		$973,003,458
RETAILING — 9.3%
CVS Caremark Corporation	6,805,000	$329,021,750
Kao Corporation (Japan)	2,130,300	55,228,241
Lowe's Companies, Inc.	3,920,000	139,238,400
PetSmart, Inc.	915,000	62,531,100
Tesco plc (Great Britain)	31,096,050	169,775,104
Walgreen Co.	2,175,000	80,496,750
Wal-Mart Stores, Inc.	1,295,000	88,357,850
		$924,649,195

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

COMMON STOCKS — LONG — Continued	Shares	Fair Value
ENERGY — 5.8%
Canadian Natural Resouces Limited (Canada)	5,176,500	$149,445,555
Ensco plc (ADR) (Great Britain)	1,633,400	96,827,952
Groupe Bruxelles Lambert S.A. (ADR) (Belgium)	1,661,327	131,824,138
Occidental Petroleum Corporation	2,019,000	154,675,590
Rowan Companies, Inc. (Great Britain)	1,425,000	44,559,750
		$577,332,985
CONSUMER NON-DURABLE GOODS — 5.0%
Anheuser-Busch InBev SA/NV (ADR) (Belgium)	2,160,400	$188,840,564
Orkla ASA (Norway)	21,881,000	190,872,339
Unilever N.V. (Netherlands)	2,973,147	113,113,081
		$492,825,984
INDUSTRIAL PRODUCTS — 2.9%
Henkel AG &Co. KGaA (Germany)	920,000	$63,035,088
Owens-Illinois, Inc.*	5,815,100	123,687,177
Thales S.A. (France)	2,850,886	98,719,625
		$285,441,890
ADVERTISING — 2.5%
The Interpublic Group of Companies	9,532,300	$105,045,946
WPP plc	10,134,960	146,238,351
		$251,284,297
AUTOMOTIVE — 1.1%
Renault S.A. (France)	2,084,000	$111,868,703
REAL ESTATE — 0.8%
Countrywide Holdings, Ltd. — A*,** (Cayman Islands)	3,171,611	$12,884,035
Countrywide Holdings, Ltd. — B*,** (Cayman Islands)	3,171,611	—
Genting Malaysia Berhad (Malaysia)	53,251,200	61,819,318
		$74,703,353
OTHER COMMON STOCKS — 2.9%		$287,093,554
TOTAL COMMON STOCKS — LONG — 63.8% (Cost $5,374,214,563)		$6,329,023,313

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Fair Value
LIMITED PARTNERSHIPS — 0.8% (Cost $72,667,500)
Endeavour Financial Restoration Fund, L.P.*,**,††	$31,286,138	$35,319,735
U.S. Farming Realty Trust, L.P.*,**,††	34,416,274	34,475,470
U.S. Farming Realty Trust II, L.P.*,**,††	7,782,827	7,722,378
		$77,517,583
CURRENCY DERIVATIVES — 0.3% (Cost $20,425,338)
Currency JPY Swaption (option expires 2/17/14; swap expires 2/19/16; ¥ 51,459,597,000)*		$94,911
JPY Put
Strike $95; expires 09/09/14; ¥ 16,806,550,000*		4,552,783
Strike $95; expires 09/09/14; ¥ 16,728,380,000*		4,529,679
Strike $95; expires 03/24/22; ¥ 16,029,404,000*		14,842,509
Euro Forward (€ 118,300,000 @ $1.31728) — 02/19/13*		(250,796)
British Pounds Forward (£60,000,000 @ $1.62776) — 02/25/13*		171,600
Yen Forward (¥ 4,400,000,000 @ $82.289) — 02/26/13*		2,749,626
		$26,690,312
BONDS & DEBENTURES
CONVERTIBLE BONDS & DEBENTURES
HEALTH CARE — 0.1%
Omnicare Inc. — 3.75% 2025	$6,959,000	$10,308,019
INDUSTRIAL PRODUCTS — 0.1%
Navistar International Corporation — 3.75% 2014	$9,193,000	$8,434,577
TOTAL CONVERTIBLE BONDS & DEBENTURES — 0.2% (Cost $15,104,939)		$18,742,596

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

NON-CONVERTIBLE BONDS & DEBENTURES	Principal Amount	Fair Value
CORPORATE BONDS & DEBENTURES
FINANCIAL SERVICES — 1.0%
International Lease Finance Corporation
— 5.65% 2014	$5,515,000	$5,721,371
— 5.875% 2013	6,976,000	7,063,200
— 6.625% 2013	1,612,000	1,671,999
iStar Financial Inc.
— 5.7% 2014	20,649,000	21,139,414
— 5.85% 2017	4,950,000	4,826,250
— 5.875% 2016	18,785,000	18,785,000
— 6.05% 2015	6,912,000	6,946,560
Springleaf Financial Services
— 5.75% 2016	5,100,000	4,590,000
— 5.85% 2013	3,486,000	3,542,647
— 6.5% 2017	8,980,000	7,947,300
— 6.9% 2017	15,366,000	13,829,400
		$96,063,141
ENERGY — 0.3%
ATP Oil & Gas Corporation — 11.875% 2015*	$136,713,000	$13,671,300
ATP Oil & Gas Corporation — 14.5% 2014 Term Loan (Floating)*,**	23,845,000	20,149,025
		$33,820,325
REAL ESTATE — 0.2%
Countrywide Holdings, Ltd. — 10% 2018 Reg S** (Cayman Islands)	£3,539,051	$5,923,122
Countrywide Holdings, Ltd. — 10% 2018** (Cayman Islands)	8,348,952	13,973,199
		$19,896,321
INDUSTRIAL PRODUCTS — 0.2%
Kion Group
— 2.4709% 2014 Term Loan B (Floating)** (Germany)	$6,016,977	$5,941,645
— 2.7209% 2015 Term Loan C (Floating** (Germany)	12,789,695	12,692,110
		$18,633,755
UTILITIES — 0.2%
GenOn Energy, Inc. — 7.625% 2014	$15,230,000	$16,296,100
BUSINESS SERVICES — 0.0%
First Data Corporation — 2.9846% 2014 (Floating)**	$194,034	$193,111
TOTAL CORPORATE BONDS & DEBENTURES — 1.9%		$184,902,753

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. GOVERNMENT & AGENCIES — 29.4%
Federal National Mortgage Association — 7.5% 2028	$36,405	$42,295
U.S. Treasury Notes
— 0.375% 2013	100,000,000	102,119,140
— 0.375% 2013	400,000,000	400,562,480
— 0.375% 2013	425,000,000	425,531,250
— 0.5% 2013	410,000,000	410,656,656
— 0.625% 2013	120,000,000	120,543,276
— 0.625% 2013†	345,000,000	345,128,030
— 0.75% 2013	70,000,000	70,260,589
— 0.75% 2013	110,000,000	110,175,307
— 1.125% 2013	170,000,000	170,768,315
— 1.375% 2013	70,000,000	70,177,464
— 1.375% 2013	455,000,000	455,193,739
— 3.125% 2013	135,000,000	136,333,651
— 3.375% 2012	100,000,000	101,601,170
TOTAL U.S. GOVERNMENT & AGENCIES		$2,919,093,362
MORTGAGE-BACKED SECURITIES — 1.3%
MOB Participation — 9.75% 2014**,††	$18,329,829	$18,329,829
Stanwich Mortgage Loan Trust Series
2009-2 — 3.16% 2049**,††	10,984,871	4,432,137
2010-1A — 3.11% 2047**,††	7,343,831	3,250,104
2010-2A — 2.67% 2057**,††	35,906,292	16,896,997
2010-3A — 9.16% 2038**,††	18,245,516	8,413,142
2010-4A — 5.71% 2049**,††	27,689,818	11,938,262
2011-1A — 5.03% 2049**,††	53,059,631	25,419,148
2011-2A — 5.11% 2049**,††	34,411,019	16,447,573
2012-2A — 0.02% 2047**,††	20,479,681	7,426,475
2012-4A — 1.29% 2051**,††	38,134,601	15,615,362
Florida Mortgage Resolution Trust Series 2012-4A — 6.31% 2050**,††	23,534,405	7,128,130
		$135,297,159
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES — 32.6% (Cost $3,245,098,434)		$3,239,293,274
TOTAL INVESTMENT SECURITIES — 97.7% (Cost $8,727,510,774)		$9,691,267,078

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

SHORT-TERM INVESTMENTS — 3.6%	Shares or Principal Amount	Fair Value
Short-term Corporate Notes:
Federal Farm Credit Bank
— 0.09% 01/11/13	$30,000,000	$29,999,250
— 0.09% 01/16/13	50,000,000	49,998,125
Federal Home Loan Bank
— 0.06% 01/14/13	70,000,000	69,998,484
— 0.07% 01/02/13	80,000,000	79,999,845
Federal Home Loan Mortgage Corporation — 0.09% 01/16/13	30,500,000	30,498,856
Federal National Mortgage Association — 0.05% 01/17/13	46,203,000	46,201,973
State Street Bank Repurchase Agreement — 0.01% 10/01/12 (Dated 12/31/12, repurchase price of $51,645,000, collateralized by $52,705,000 Principal Amount U.S. Treasury Bonds — 0.75% — 12/31/17, fair value $52,681,177)	51,645,000	51,645,000
TOTAL SHORT-TERM INVESTMENTS (Cost $358,341,533)		$358,341,533
TOTAL INVESTMENTS — 101.3% (Cost $9,085,852,307)		$10,049,608,611
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT
American Greetings Corporation (Class A)	(419,800)	$(7,090,422)
Avalonbay Communities, Inc.	(100,400)	(13,613,236)
Banco Bilbao Vizcaya Argentaria, S.A. (ADR) (Spain)	(201,130)	(1,894,645)
Douglas Emmett	(417,600)	(9,730,080)
Essex Propertry Trust, Inc.	(88,200)	(12,934,530)
Express Scripts, Inc.*	(385,427)	(20,813,058)
Federal Realty Investment Trust	(107,300)	(11,161,346)
HCP, Inc.	(226,700)	(10,242,306)
Hospitality Properties Trust	(182,300)	(4,269,466)
Jarden Corporation	(102,900)	(5,319,930)
Nissan Motor Co., Ltd. (Japan)	(12,983,600)	(121,379,781)
PharMerica Corporation*	(320,700)	(4,566,768)
Pitney Bowes Inc.	(401,000)	(4,266,640)
Pool Corporation	(143,000)	(6,051,760)

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

SECURITIES SOLD SHORT — Continued	Shares or Principal Amount	Value
Texas Roadhouse, Inc. (Class A)	(148,500)	$(2,494,800)
Ventas Inc.	(61,800)	(3,999,696)
		$(239,828,464)
OTHER COMMON STOCKS SOLD SHORT		$(10,586,022)
TOTAL COMMON STOCKS SOLD SHORT		$(250,414,486)
NON-CONVERTIBLE BONDS & DEBENTURES SOLD SHORT
Safeway Inc. — 3.95% 2020	$(6,810,000)	$(6,805,301)
TOTAL SECURITIES SOLD SHORT — (2.6)% (Proceeds $236,017,935)		$(257,219,787)
Other assets less liabilities, net — 1.3%		$124,307,992
TOTAL NET ASSETS — 100.0%		$9,916,696,816

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 2.9% of total net assets at December 31, 2012.

†  Security segregated as collateral for securities sold short.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 2.2% of total net assets at December 31, 2012.

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Investment securities — at fair value (cost $8,727,510,774)	$9,691,267,078
Short-term investments — at amortized cost (maturities 60 days or less)	358,341,533	$10,049,608,611
Cash		784
Deposits for securities sold short		134,248,304
Receivable for:
Dividends and accrued interest $18,028,926
Investment securities sold	6,818,174
Capital stock sold	20,525,207	45,372,307
		$10,229,230,006
LIABILITIES
Payable for:
Securities sold short, at fair value (proceeds $236,017,935)	$257,219,787
Capital Stock repurchased	25,748,541
Investment securities purchased	17,850,718
Advisory fees and financial services	9,075,897
Accrued expenses	1,789,397
Dividends and accrued interest expense on securities sold short	682,321
Deferred revenue	121,917
Other liabilities	44,612	312,533,190
NET ASSETS		$9,916,696,816
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 338,550,053 outstanding shares		$8,595,385,103
Undistributed net realized gain on investments		368,217,398
Undistributed net investment income		10,539,863
Unrealized appreciation of investments		942,554,452
NET ASSETS		$9,916,696,816
NET ASSET VALUE
Offering and redemption price per share		$29.29

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends		$115,091,343
Interest		41,724,421
		$156,815,764
EXPENSES:
Advisory fees	$90,476,555
Short sale dividend and interest expense	9,136,262
Financial services	9,047,656
Transfer agent fees and expenses	4,438,189
Custodian fees and expenses	612,789
Registration fees	524,380
Reports to shareholders	225,576
Trustees' fees and expenses	122,237
Audit and tax service fees	60,062
Legal fees	35,707
Other expenses	173,548	114,852,961
Net investment income		$41,962,803
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investments:
Net realized gain on sale of investment securities	$404,812,168
Net realized loss on foreign currency transactions	(1,446,687)
Net realized loss on sale of investment securities sold short	(21,957,016)
Net realized gain on investments and foreign currency transactions		$381,408,465
Change in unrealized appreciation of investments:
Investment securities	$399,461,806
Investment securities sold short	10,224,927
Foreign currency transactions	27,123,276
Change in unrealized appreciation of investments and foreign currency transactions		436,810,009
Net realized and unrealized gain on investments and foreign currency transactions		$818,218,474
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$860,181,277

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012		Nine Months Ended December 31, 2011
CHANGE IN NET ASSETS
Operations:
Net investment income	$41,962,803		$46,151,463
Net realized gain on investments and foreign currency transactions	381,408,465		166,047,744
Change in unrealized appreciation of investments	436,810,009		(291,055,272)
Change in net assets resulting from operations		$860,181,277		$(78,856,065)
Distribution to shareholders from:
Net investment income	$(40,420,209)		$(77,120,318)
Net realized capital gains	(37,515,880)	(77,936,089)	(136,279,779)	(213,400,097)
Capital Stock transactions:
Proceeds from Capital Stock sold	$3,464,363,597		$2,575,270,988
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	65,041,485		176,792,294
Cost of Capital Stock repurchased*	(1,873,484,173)	1,655,920,909	(1,014,042,761)	1,738,020,521
Total change in net assets		$2,438,166,097		$1,445,764,359
NET ASSETS
Beginning of period		7,478,530,719		6,032,766,360
End of period		$9,916,696,816		$7,478,530,719
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		123,286,691		94,763,506
Shares issued to shareholders upon reinvestment of dividends and distributions		2,360,695		6,557,702
Shares of Capital Stock repurchased		(66,322,957)		(37,742,570)
Change in Capital Stock outstanding		59,324,429		63,578,638

*  Net of redemption fees of $730,599 for the year ended December 31, 2012, and $812,783 for the nine months ended December 31, 2011, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Year Ended December	Nine Months Ended December	Year Ended March 31,
	31, 2012	31, 2011	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of period	$26.78	$27.98	$25.88	$19.11	$24.99	$26.98
Income from investment operations:
Net investment income	$0.12	$0.20	$0.31	$0.31	$0.35	$0.59
Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	2.63	(0.58)	2.75	6.77	(5.63)	0.33
Total from investment operations	$2.75	$(0.38)	$3.06	$7.08	$(5.28)	$0.92
Less distributions:
Dividends from net investment income	$(0.12)	$(0.31)	$(0.32)	$(0.31)	$(0.37)	$(0.75)
Distributions from net realized capital gains	(0.12)	(0.51)	(0.64)	—	(0.23)	(2.16)
Total distributions	$(0.24)	$(0.82)	$(0.96)	$(0.31)	$(0.60)	$(2.91)
Redemption fees	— *	— *	— *	— *	— *	— *
Net asset value at end of period	$29.29	$26.78	$27.98	$25.88	$19.11	$24.99
Total investment return**	10.33%	(1.36)%	12.22%	37.22%	(21.57)%	3.30%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$9,916,697	$7,478,531	$6,032,766	$3,291,711	$1,263,061	$1,246,165
Ratio of expenses to average net assets	1.26%‡	1.25%†‡	1.28%‡	1.34%‡	1.50%‡	1.34%‡
Ratio of net investment income to average net assets	0.62%	0.89%†	0.87%	1.32%	1.65%	2.06%
Portfolio turnover rate	26%	32%†	20%	32%	32%	29%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the nine months ended December 31, 2011 is not annualized.

†  Annualized

‡  For the periods ended December 31, 2012, December 31, 2011, March 31, 2011, March 31, 2010, March 31, 2009, and March 31, 2008, the expense ratio includes short sale dividend expense equal to 0.10%, 0.07%†, 0.12%, 0.17%, 0.27%, and 0.12% of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 9.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments and are also included in Investment Securities in the Statement of Assets and Liabilities.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $6,169,592,125 for the year ended December 31, 2012. The proceeds and cost of securities sold resulting in net realized gains of $381,408,465 aggregated $487,955,030 and $106,546,565, respectively, for the year ended December 31, 2012. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2012, were as follows:

Undistributed Ordinary Income	$40,653,222
Undistributed Net Realized Gains	$371,002,589

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

The tax status of distributions paid during the year ended December 31, 2012 and nine months ended December 31, 2011 was as follows:

	Year Ended December 31, 2012	Nine Months Ended December 31, 2011
Dividends from Ordinary Income	$48,710,529	$77,120,318
Distributions from Long-term Capital Gains	$29,225,560	$136,279,779

The cost of investment securities (excluding securities sold short) held at December 31, 2011, for federal income tax purposes was $8,757,738,894. Gross unrealized appreciation and depreciation for all investment securities at December 31, 2012, for federal income tax purposes was $1,194,759,739 and $282,433,407 respectively resulting in net unrealized appreciation of $912,326,332. As of and during the year ended December 31, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2009 or by state tax authorities for years ended on or before December 31, 2008.

During the year ended December 31, 2012, in order to align book and tax reporting, the Fund reclassified $9,234,190 from undistributed net realized gain to undistributed net investment income for currency gains and market discount on bonds sold.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely. No fees were waived during the period.

For the year ended December 31, 2012, the Fund paid aggregate fees of $121,900 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2012, the Fund collected $730,599 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the period January 1, 2012 to September 30, 2012. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising. Effective at the opening of business on October 1, 2012, UMB Distribution Services, LLC commenced serving as distributor to the Fund. The new distribution agreement is similar to the prior agreement with FPA Fund Distributors, Inc. There is no cost to the Fund or its shareholders for the services provided under the agreement.

NOTE 9 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2012 (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks — Long	$6,316,139,278	—	$12,884,035	$6,329,023,313
Limited Partnerships	—	—	77,517,583	77,517,583
Convertible Bonds & Debentures	—	$18,742,596	—	18,742,596
Corporate Bonds & Debentures	—	165,006,432	19,896,321	184,902,753
Mortgage-Backed Securities	—	—	135,297,159	135,297,159
U.S. Government & Agencies	—	2,919,093,362	—	2,919,093,362
Short-Term Investments	—	358,341,533	—	358,341,533
	$6,316,139,278	$3,461,183,923	$245,595,098	$10,022,918,299
Currency Derivatives/Futures	$—	$26,690,312	$—	$26,690,312
Securities Sold Short
Common Stocks Sold Short	$(250,414,486)	—	—	$(250,414,486)
Non-Convertible Bonds & Debentures Sold Short	—	$(6,805,301)	—	(6,805,301)
	$(250,414,486)	$(6,805,301)	—	$(257,219,787)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2012:

Investment	Beginning Value at December 31, 2011	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Net Transfers In (Out)	Ending Value at December 31, 2012
Common Stocks — Long	$13,152,168	$(268,133)	—	—	—	$12,884,035
Limited Partnership	56,049,186	6,006,964	$16,175,295	$(713,862)	—	77,517,583
Corporate Bonds & Debentures	12,576,570	4,037,467	3,282,284	—	—	19,896,321
Mortgage-Backed Securities	149,121,350	14,234,776	64,519,657	(92,578,624)	—	135,297,159
	$230,899,274	$24,011,074	$83,977,236	$(93,292,486)	—	$245,595,098

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2012

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of December 31, 2012.

Financial Assets	Fair Value at December 31, 2012	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stocks — Long	$12,884,035	Methods of Comparables/Consensus Pricing*	Offered Quotes	$4.06-$4.79
Limited Partnerships	$35,319,735	NAV as Practical Expedient**	N/A	$112.89
	$34,475,470	NAV as Practical Expedient**	N/A	$100.17
	$7,722,378	NAV as Practical Expedient**	N/A	$99.22
Corporate Bonds — Long	$19,896,321	Vendor Pricing	Price	$167.36
Mortgage-Backed Securities	$18,329,829	Most Recent Capitalization (Funding)***	Private Financing	$100.00
	$116,967,330	Methods of Comparables/Consensus Pricing*	Collateral Value Estimates	$25.58-$54.57

*  The Methods of Comparables/Consensus Pricing valuation technique for Level 3 securities involves gathering obervable and unobservable data related to securities that exhibit characteristics that are comparable to that of the Level 3 security, and using such information as an input into the valuation of the Level 3 security. Such observable and unobservable data may include offered quotes (prices offered to the Fund by potential buyers in the market), broker quotes, and vendor prices for the comparable securities.

**  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

***The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding and the payment performance of the borrower. If the financial condition of the property were to deteriorate, of if the market comparables were to fall, the value of this investment would be lower.

Note 10 — Commitments

At December 31, 2012, the Fund was liable for unfunded commitments of $583,726 for the U.S. Farming Realty Trust, $4,217,173 for the U.S. Farming Realty Trust II, and $11,246,391 for the MOB Participation.

Note 11 — New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

NOTE 12 — Subsequent Events

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that, other than the items listed below, there are no material events that would require disclosure in the Fund's financial statements.

A.  Distribution to Shareholders — On December 31, 2012, the Board of Directors declared a distribution of $1.16 per share, comprised of $0.05 per share from net investment income and $1.11 from net realized capital gains. The distribution was payable on January 3, 2013 to shareholders of record on December 31, 2012. For financial statement purposes, this distribution was recorded on the ex-dividend date, January 2, 2013.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of December 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 15, 2013

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2012
(Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA Crescent Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2012	$1,000.00	$1,000.00
Ending Account Value December 31, 2012	$1,065.50	$1,018.59
Expenses Paid During Period*	$6.54	$6.41

*  Expenses are equal to the Fund's annualized expense ratio of 1.26%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2012 (184/366 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (77)*	Trustee & Chairman† Years Served: 10	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7
Thomas P. Merrick – (75)*	Trustee† Years Served: 3	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (68)*	Trustee† Years Served: 10	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Heckmann Corporation and Kaiser Aluminum, Inc.
Patrick B. Purcell – (69)*	Trustee† Years Served: 6	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Allan M. Rudnick – (72)*	Trustee† Years Served: 2	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7
Steven Romick – (49)	Trustee,† President & Chief Investment Officer Years Served: 19	Partner of the Adviser since 2006.	2	Arden Group, Inc.
Eric S. Ende – (68)	Vice President Years Served: 10	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3
J. Richard Atwood – (52)	Treasurer Years Served: 10	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.
Christopher H. Thomas – (55)	Chief Compliance Officer Years Served: 10	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.
Sherry Sasaki – (58)	Secretary Years Served: 10	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.
E. Lake Setzler – (45)	Assistant Treasurer Years Served: 6	Vice President and Controller of the Adviser.
Michael P. Gomez – (27)	Assistant Vice President Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.
Milwaukee, WI, 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2012 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                   Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                   Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                   Principal Accountant Fees and Services.

	2011	2012
(a) Audit Fees	$47,200	$50,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$7,850	$8,000
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                   Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                 Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                 Exhibits.

(a)(1)     Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)     Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)      Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  February 21, 2013

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:  February 21, 2013